UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2006


                    American Water Star, Inc.
     (Exact name of registrant as specified in its charter)


       Nevada               001-32220            87 - 0636498
   ---------------	 ----------------    -------------------
   (State or other       (Commission File       (IRS Employer
   jurisdiction of           Number)         Identification No.)
   incorporation)


             4545 CAMERON ST.                       89103
                  SUITE A
             LAS VEGAS, NEVADA
 ----------------------------------------	  ----------
 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (702) 740-7036

      4560 S. Decatur Blvd., Suite 301, Las Vegas, NV 89103
 --------------------------------------------------------------
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to Rule 13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 1, 2006, American Water Star dismissed Weaver and Martin LLC as its independent auditor and appointed L.L. Bradford & Company, LLC, as American Water Star's independent accountants for the years ended December 31, 2004 and 2005. This is a change in accountants recommended by American Water Star's Audit Committee and ratified by American Water Star's Board of Directors. L.L. Bradford & Company, LLC was engaged by American Water Star on February 1, 2006. During the most recent two fiscal years and the portion of time preceding the decision to engage L.L. Bradford & Company, LLC, neither American Water Star nor anyone engaged on its behalf has consulted with L.L. Bradford & Company, LLC regarding (i) either the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on American Water Star's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B) or a reportable event.

The audit reports issued by Weaver and Martin LLC with respect to American Water Star's financial statements for December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. From February 24, 2005 through February 1, 2006, when Weaver and Martin LLC was dismissed as American Water Star's independent accountant, there were no disagreements between American Water Star and Weaver and Martin LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver and Martin LLC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The Company has provided a copy of this Current Report on Form 8-K to Weaver and Martin LLC and requested Weaver and Martin LLC to furnish it a letter addressed to the Securities and Exchange Commission stating whether Weaver and Martin LLC agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of this letter, will be filed as Exhibit 16.1 by amendment to this Form 8-K.

ITEM 8.01. OTHER EVENTS.

Pursuant to his letter dated February 1, 2006, Arthur de Joya resigned as a Director of the Registrant. Mr. de Joya had been the independent director on the Compensation Committee and the Nominating and Corporate Governance Committee and the Chairman of the Audit Committee. The resignation did not result from any disagreement with the Registrant.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      a)   Exhibits

           10.1   Resignation letter of Arthur de Joya.

           16.1* Letter from Weaver and Martin LLC, regarding change in certifying accountant.


         * To be filed by amendment.

75537

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated: February 7, 2006


                                           AMERICAN WATER STAR, INC.



                                           By:/s/ Roger Mohlman
					   ------------------------------
                                              Name:  Roger Mohlman
                                              Title:  President and Chief
                                                   Executive Officer